UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2012

EDGEN GROUP INC.
(Exact name of Registrant as specified in its charter)

Commission File Number	State of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road
Baton Rouge, LA 70809
(225) 756-9868
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On Friday, August 3, 2012 at 11:00 a.m. Eastern time (10:00 a.m. Central time), Edgen Group Inc. will host a webcast to discuss its financial results for the three and six months ended June 30, 2012. The webcast will be broadcast live over the internet and may be accessed by visiting Edgen Group Inc.'s website at www.edgengroup.com.  To participate in the conference call, interested parties in the United States may dial 1-877-317-6789 and international parties may dial 1-412-317-6789.  To access the conference call, please call at least ten minutes prior to the start time and request conference number 10015719.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2012	EDGEN GROUP INC.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer